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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.



                    Date of Report      January 22, 2001


                         SBA COMMUNICATIONS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                        000-30110              65-0716501
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  (State or other jurisdiction      Commission File Number   (I.R.S. Employer
of incorporation or organization)                           Identification No.)



  One Town Center Road, Boca Raton, Florida                         33486
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(Address of principal executive offices)                          (Zip code)


                                 (561) 995-7670
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              (Registrant's telephone number, including area code)
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Item 9     Other Information

           SBA Communications Corporation ("SBA") today announced the following additional operational numbers for the year ended December 31, 2000.

           o  Number of tenants at December 31, 2000    - 5,548
           o  Average cost per tower                    - $293,000
           o  Average cost of new builds                - $240,000
           o  Average cost of acquired towers           - $389,000
           o  Average age of new builds                 - 14 months
           o  Average monthly rent per tenant           - $1,055
           o  Annualized revenue per tower              - $29,250
           o  Services backlog as of December 31, 2000  - $61 million


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




January 22, 2001                     /s/  Pamela J. Kline
                                     --------------------
                                     Pamela J. Kline
                                     Chief Accounting Officer